                                                               Exhibit 3.5.2

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED DOCUMENT FILED WITH THE DEPARTMENT OF STATE.


Microfilm Number            Filed with the Department of State on June 26, 1998
                 ----------                                       -------------
Entity Number                 /s/illegible
              ------------- ----------------------------------------------------
                                     Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 90)

        In compliance with the requirements of 15 Pa.C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is:    Werner Co.
                                                        -----------------------

-------------------------------------------------------------------------------

2. (CHECK AND COMPLETE ONE OF THE FOLLOWING):

X The surviving corporation is a domestic business corporation and the ---(a) ADDRESS of its current registered office in this Commonwealth or
   (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)     93 Werner Road  Greenville      PA      16125   Mercer
       ------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a qualified foreign business corporation incorporated under the laws of __________________ and the (a) ADDRESS of its current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)
      -------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of _______________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

      -------------------------------------------------------------------------
       Number and Street              City            State          Zip

3. The NAME and the ADDRESS of the registered office in this Commonwealth or NAME of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

                                ADDRESS OF REGISTERED OFFICE
                                   OR NAME OF COMMERCIAL
   NAME OF CORPORATION            REGISTERED OFFICE PROVIDER            COUNTY

  Phoenix Management
    Services, Inc.            93 Werner Road, Greenville, PA 16125        Mercer

DSCB:15-1926 (Rev 90)-2


4. (Check, and if appropriate complete, one of the following):

   __ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   X  The plan of merger shall be effective on:    June 30, 1998
  ---                                           -------------------------------
      at         11:59 p.m.                              Date
         ------------------------------------
                   Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of Corporation                       Manner of Adoption

         Werner Co.               Adopted by the Board of Directors and Sole
                                  Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)

        Phoenix Management        Adopted by the Board of Directors and Sole
          Services, Inc.          Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)
6.
   ----------------------------------------------------------

7. (Check, and if appropriate complete, one of the following):

   X The plan of merger is set forth in full in Exhibit A attached hereto and --- made a part hereof.

      Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain
  --- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

      -------------------------------------------------------------------------
      Number and Street            City                State      Zip    County

      IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 24th day of June, 1998.
                                --------    ----------
                                        Werner Co.
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY: /s/ Donald M. Werner
                                        ----------------------------------------
                                                      (Signature)

                                  TITLE: President and Chief Executive Officer
                                        ----------------------------------------

                                        Phoenix Management Services, Inc.
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY:  /s/ illegible
                                         ---------------------------------------
                                                     (Signature)

                                  TITLE: President and Chief Executive Officer
                                         ---------------------------------------

                                  EXHIBIT "A"

                                 PLAN OF MERGER



        The following is the Plan of Merger for merging PHOENIX MANAGEMENT SERVICES, INC., a Pennsylvania corporation ("PMSI") into WERNER CO., a Pennsylvania corporation ("WERNER") as approved on June 22, 1998 by resolution of the Boards of Directors and Shareholders of PMSI and WERNER.

        1. PMSI shall, pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended, be merged into WERNER, which shall be the surviving corporation upon the effective date of the merger in the Commonwealth of Pennsylvania and which shall continue to exist as said surviving corporation pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended. The separate existence of PMSI, shall cease upon the effective date of the merger.

        2. The Articles of Incorporation and Bylaws of Werner upon the effective date of the merger in the Commonwealth of Pennsylvania shall be the Articles of Incorporation and Bylaws of the surviving corporation.

        3. The issued shares of capital stock of PMSI shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time and date of the merger shall be cancelled and retired. The issued shares of capital stock of WERNER shall not be changed as a result of the merger.

        4.  The merger shall become effective at 11:59 p.m. on June 30, 1998.

        5. The Boards of Directors and the officers of PMSI and of WERNER are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED DOCUMENT FILED WITH THE DEPARTMENT OF STATE.


Microfilm Number            Filed with the Department of State on June 26, 2998
                 ----------                                       -------------
Entity Number               /s/ illegible
              ------------- ----------------------------------------------------
                                     Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 90)

        In compliance with the requirements of 15 Pa.C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is:    Werner Co.
                                                        -----------------------

-------------------------------------------------------------------------------

2. (CHECK AND COMPLETE ONE OF THE FOLLOWING):
X The surviving corporation is a domestic business corporation and the ---(a) ADDRESS of its current registered office in this Commonwealth or
   (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)     93 Werner Road  Greenville      PA      16125   Mercer
       ------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a qualified foreign business corporation incorporated under the laws of __________________ and the (a) ADDRESS of its current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)
      -------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of _______________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

      -------------------------------------------------------------------------
       Number and Street              City            State          Zip

3. The NAME and the ADDRESS of the registered office in this Commonwealth or NAME of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

                         ADDRESS OF REGISTERED OFFICE OR
                                NAME OF COMMERCIAL
   NAME OF CORPORATION       REGISTERED OFFICE PROVIDER                 COUNTY

   Werner Management Co.  93 Werner Road, Greenville, PA 16125          Mercer

DSCB:15-1926 (Rev 90)-2


4. (Check, and if appropriate complete, one of the following):

   __ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   X  The plan of merger shall be effective on:    June 30, 1998
  ---                                           -------------------------------
      at         11:59 p.m.                              Date
         ------------------------------------
                   Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of Corporation                       Manner of Adoption

         Werner Co.               Adopted by the Board of Directors and Sole
                                  Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)

         Werner Management Co.    Adopted by the Board of Directors and Sole
                                  Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)

6.
   ----------------------------------------------------------

7. (Check, and if appropriate complete, one of the following):

   X The plan of merger is set forth in full in Exhibit A attached hereto and --- made a part hereof.

      Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain
  --- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

      -------------------------------------------------------------------------
      Number and Street           City                State      Zip     County

      IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 24th day of June, 1998.
                                --------    ----------

                                        Werner Co.
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY:  /s/ Donald M. Warner
                                        ----------------------------------------
                                                      Signature

                                  TITLE: President and Chief Executive Officer
                                        ----------------------------------------

                                        Werner Management Co.,
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY: /s/ Donald M. Werner
                                         ---------------------------------------
                                                     (Signature)

                                  TITLE: President and Chief Executive Officer
                                         ---------------------------------------

                                  EXHIBIT "A"

                                 PLAN OF MERGER




         The following is the Plan of Merger for merging WERNER MANAGEMENT CO., a Pennsylvania corporation ("WMC") into WERNER CO., a Pennsylvania corporation ("WERNER") as approved on June 22, 1998 by resolution of the Boards of Directors and Shareholders of WMC and WERNER


        1. WMC shall, pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended, be merged into WERNER, which shall be the surviving corporation upon the effective date of the merger in the Commonwealth of Pennsylvania and which shall continue to exist as said surviving corporation pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended. The separate existence of WMC, shall cease upon the effective date of the merger.

        2. The Articles of Incorporation and Bylaws of Werner upon the effective date of the merger in the Commonwealth of Pennsylvania shall be the Articles of Incorporation and Bylaws of the surviving corporation.

        3. The issued shares of capital stock of WMC shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time and date of the merger shall be cancelled and retired. The issued shares of capital stock of WERNER shall not be changed as a result of the merger.

        4. The merger shall become effective at 11:59 p.m. on June 30, 1998.

        5. The Boards of Directors and the officers of WMC and of WERNER are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED DOCUMENT FILED WITH THE DEPARTMENT OF STATE.


Microfilm Number            Filed with the Department of State on June 26, 2998
                 ----------                                       -------------
Entity Number               /s/ illegible
              ------------- ----------------------------------------------------
                                     Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 90)

        In compliance with the requirements of 15 Pa.C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is:    Werner Co.
                                                        -----------------------

-------------------------------------------------------------------------------

2. (CHECK AND COMPLETE ONE OF THE FOLLOWING):
X The surviving corporation is a domestic business corporation and the ---(a) ADDRESS of its current registered office in this Commonwealth or
   (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)     93 Werner Road  Greenville      PA      16125   Mercer
       ------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a qualified foreign business corporation incorporated under the laws of __________________ and the (a) ADDRESS of its current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)
      -------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of _______________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

      -------------------------------------------------------------------------
       Number and Street              City            State          Zip

3. The NAME and the ADDRESS of the registered office in this Commonwealth or NAME of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

                                ADDRESS OF REGISTERED OFFICE
                                   OR NAME OF COMMERCIAL
   NAME OF CORPORATION            REGISTERED OFFICE PROVIDER            COUNTY

   Florida Ladder Company             c/o Werner Co.                    Mercer
                                          93 Werner Road
                                          Greenville, PA 16125

DSCB:15-1926 (Rev 90)-2


4. (Check, and if appropriate complete, one of the following):

   __ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   X  The plan of merger shall be effective on:    June 30, 1998
  ---                                           -------------------------------
      at         11:59 p.m.                              Date
         ------------------------------------
                   Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of Corporation                       Manner of Adoption

         Werner Co.               Adopted by the Board of Directors and Sole
                                  Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)



6. (Strike out this paragraph if no foreign corporation is a party to the merger). The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7. (Check, and if appropriate complete, one of the following):

   X The plan of merger is set forth in full in Exhibit A attached hereto and --- made a part hereof.

      Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain
  --- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

      -------------------------------------------------------------------------
      Number and Street           City                State      Zip     County

      IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 24th day of June, 1998.
                                ----        -----------

                                        Werner Co.
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY: /s/ Donald M. Werner
                                        ----------------------------------------
                                                      (Signature)

                                  TITLE: President and Chief Executive Officer
                                        ----------------------------------------

                                        Florida Ladder Company
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY: /s/ Donald M. Werner
                                         ---------------------------------------
                                                     (Signature)

                                  TITLE: President and Chief Executive Officer
                                         ---------------------------------------

                                  EXHIBIT "A"

                                 PLAN OF MERGER



        The following is the Plan of Merger for merging FLORIDA LADDER COMPANY, a Florida corporation ("FLC") into WERNER CO., a Pennsylvania corporation ("WERNER") as approved on June 22, 1998 by resolution of the Boards of Directors and Shareholders of FLC and WERNER.

        1. FLC shall, pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended, and pursuant to the provisions of the Florida Business Corporation Act be merged into WERNER, which shall be the surviving corporation upon the effective date of the merger in the Commonwealth of Pennsylvania and which shall continue to exist as said surviving corporation pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended. The separate existence of FLC, shall cease upon the effective date of the merger.

        2. The Articles of Incorporation and Bylaws of Werner upon the effective date of the merger in the Commonwealth of Pennsylvania shall be the Articles of Incorporation and Bylaws of the surviving corporation.

        3. The issued shares of capital stock of FLC shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time and date of the merger shall be cancelled and retired. The issued shares of capital stock of WERNER shall not be changed as a result of the merger.

        4.      The merger shall become effective at 11:59p.m. on June 30, 1998.

        5. The Boards of Directors and the officers of FLC and of WERNER are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED DOCUMENT FILED WITH THE DEPARTMENT OF STATE.


Microfilm Number            Filed with the Department of State on June 26, 2998
                 ----------                                       -------------
Entity Number               /s/ illegible
              ------------- ----------------------------------------------------
                                     Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 90)

        In compliance with the requirements of 15 Pa.C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is:    Werner Co.
                                                        -----------------------

-------------------------------------------------------------------------------

2. (CHECK AND COMPLETE ONE OF THE FOLLOWING):
X The surviving corporation is a domestic business corporation and the ---(a) ADDRESS of its current registered office in this Commonwealth or
   (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)     93 Werner Road  Greenville      PA      16125   Mercer
       ------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a qualified foreign business corporation incorporated under the laws of __________________ and the (a) ADDRESS of its current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)
      -------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of _______________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

      -------------------------------------------------------------------------
       Number and Street              City            State          Zip

3. The NAME and the ADDRESS of the registered office in this Commonwealth or NAME of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

                                ADDRESS OF REGISTERED OFFICE
                                   OR NAME OF COMMERCIAL
   NAME OF CORPORATION            REGISTERED OFFICE PROVIDER            COUNTY

   Kentucky Ladder Company      93 Werner Road, Greenville, PA 16125    Mercer

DSCB:15-1926 (Rev 90)-2


4. (Check, and if appropriate complete, one of the following):

   __ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   X  The plan of merger shall be effective on:    June 30, 1998
  ---                                           -------------------------------
      at         11:59 p.m.                              Date
         ------------------------------------
                   Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of Corporation                       Manner of Adoption

         Werner Co.               Adopted by the Board of Directors and Sole
                                  Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)

         Kentucky Ladder Company  Adopted by the Board of Directors and Sole
                                  Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)

6.
   ----------------------------------------------------------

7. (Check, and if appropriate complete, one of the following):

   X The plan of merger is set forth in full in Exhibit A attached hereto and --- made a part hereof.

      Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain
  --- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

      -------------------------------------------------------------------------
      Number and Street           City                State      Zip     County

      IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 24th day of June, 1998.
                                --------    ----------

                                        Werner Co.
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY: /s/ Donald M. Werner
                                        ----------------------------------------
                                                      (Signature)

                                  TITLE: President and Chief Executive Officer
                                        ----------------------------------------

                                        Kentucky Ladder Company
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY: /s/ Donald M. Werner
                                         ---------------------------------------
                                                     (Signature)

                                  TITLE: President and Chief Executive Officer
                                         ---------------------------------------

                                  EXHIBIT "A"

                                 PLAN OF MERGER



        The following is the Plan of Merger for merging KENTUCKY LADDER COMPANY, a Pennsylvania corporation ("KLC") into WERNER CO., a Pennsylvania corporation ("WERNER") as approved on June 22, 1998 by resolution of the Boards of Directors and Shareholders of KLC and WERNER.

        1. KLC shall, pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended, be merged into WERNER, which shall be the surviving corporation upon the effective date of the merger in the Commonwealth of Pennsylvania and which shall continue to exist as said surviving corporation pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended. The separate existence of KLC, shall cease upon the effective date of the merger.

        2. The Articles of Incorporation and Bylaws of Werner upon the effective date of the merger in the Commonwealth of Pennsylvania shall be.the Articles of Incorporation and Bylaws of the surviving corporation.

        3. The issued shares of capital stock of KLC shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time and date of the merger shall be cancelled and retired. The issued shares of capital stock of WERNER shall not be changed as a result of the merger.

        4. The merger shall become effective at 11:59 p.m. on June 30, 1998.

        5. The Boards of Directors and the officers of KLC and of WERNER are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED DOCUMENT FILED WITH THE DEPARTMENT OF STATE.


Microfilm Number            Filed with the Department of State on June 26, 2998
                 ----------                                       -------------
Entity Number               /s/ illegible
              ------------- ----------------------------------------------------
                                     Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 90)

        In compliance with the requirements of 15 Pa.C.S. Section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is:    Werner Co.
                                                        -----------------------

-------------------------------------------------------------------------------

2. (CHECK AND COMPLETE ONE OF THE FOLLOWING):
X The surviving corporation is a domestic business corporation and the ---(a) ADDRESS of its current registered office in this Commonwealth or
   (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)     93 Werner Road  Greenville      PA      16125   Mercer
       ------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a qualified foreign business corporation incorporated under the laws of __________________ and the (a) ADDRESS of its current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)
      -------------------------------------------------------------------------
       Number and Street       City      State      Zip    County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

__ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of _______________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

      -------------------------------------------------------------------------
       Number and Street              City            State          Zip

3. The NAME and the ADDRESS of the registered office in this Commonwealth or NAME of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

                                ADDRESS OF REGISTERED OFFICE
                                   OR NAME OF COMMERCIAL
   NAME OF CORPORATION            REGISTERED OFFICE PROVIDER            COUNTY

   Gold Medal Ladder Company   93 Werner Road, Greenville, PA 16125     Mercer

DSCB:15-1926 (Rev 90)-2


4. (Check, and if appropriate complete, one of the following):

   __ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   X  The plan of merger shall be effective on:    June 30, 1998
  ---                                           -------------------------------
      at         11:59 p.m.                              Date
         ------------------------------------
                   Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of Corporation                       Manner of Adoption

         Werner Co.               Adopted by the Board of Directors and Sole
                                  Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)

         Gold Medal Ladder        Adopted by the Board of Directors and Sole
          Company                 Shareholder pursuant to 15 PA C.S.
                                  Section 1924 (a)

6.
    ----------------------------------------------------------
7. (Check, and if appropriate complete, one of the following):

   X The plan of merger is set forth in full in Exhibit A attached hereto and --- made a part hereof.

      Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain
  --- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

      -------------------------------------------------------------------------
      Number and Street          City                State      Zip     County

      IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 24th day of June, 1998.

                                        Werner Co.
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY: /s/ Donald M. Werner
                                        ----------------------------------------
                                                      (Signature)

                                  TITLE: President and Chief Executive Officer
                                        ----------------------------------------

                                        Gold Medal Ladder Company
                                        ----------------------------------------
                                                (Name of Corporation)

                                     BY: /s/ Donald M. Werner
                                         ---------------------------------------
                                                     (Signature)

                                  TITLE: President and Chief Executive Officer
                                         ---------------------------------------

                                  EXHIBIT "A"

                                 PLAN OF MERGER


        The following is the Plan of Merger for merging GOLD MEDAL LADDER COMPANY, a Pennsylvania corporation ("GMLC") into WERNER CO., a Pennsylvania corporation ("WERNER") as approved on June 22, 1998 by resolution of the Boards of Directors and Shareholders of GMLC and WERNER.

        1. GMLC shall, pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended, be merged into WERNER, which shall be the surviving corporation upon the effective date of the merger in the Commonwealth of Pennsylvania and which shall continue to exist as said surviving corporation pursuant to the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended. The separate existence of GMLC, shall cease upon the effective date of the merger.

        2. The Articles of Incorporation and Bylaws of Werner upon the effective date of the merger in the Commonwealth of Pennsylvania shall be the Articles of Incorporation and Bylaws of the surviving corporation.

        3. The issued shares of capital stock of GMLC shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time and date of the merger shall be cancelled and retired. The issued shares of capital stock of WERNER shall not be changed as a result of the merger.

        4. The merger shall become effective at 11:59 p.m. on June 30, 1998.

        5. The Boards of Directors and the officers of GMLC and of WERNER are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.